GRINNELL CORPORATION
          HOURLY RETIREMENT SAVINGS AND INVESTMENT PLAN




             Amended and Restated as of July 1, 1993
             ---------------------------------------

                        TABLE OF CONTENTS


ARTICLE I  DEFINITIONS . . . . . . . . . . . . . . . . . . . .  2

          1.01 "AFFILIATED COMPANY". . . . . . . . . . . . . .  2
          1.02 "BASIC TAX-DEFERRED CONTRIBUTIONS". . . . . . .  2
          1.03 "BENEFICIARY" . . . . . . . . . . . . . . . . .  2
          1.04 "BREAK IN SERVICE". . . . . . . . . . . . . . .  3
          1.05 "CODE". . . . . . . . . . . . . . . . . . . . .  3
          1.06 "COMMITTEE" . . . . . . . . . . . . . . . . . .  3
          1.07 "COMPENSATION". . . . . . . . . . . . . . . . .  3
          1.08 "COMPUTATION PERIOD". . . . . . . . . . . . . .  4
          1.09 "DISABILITY". . . . . . . . . . . . . . . . . .  4
          1.10 "EFFECTIVE DATE". . . . . . . . . . . . . . . .  4
          1.11 "ELIGIBLE EMPLOYEE" . . . . . . . . . . . . . .  4
          1.12 "EMPLOYEE". . . . . . . . . . . . . . . . . . .  5
          1.13 "EMPLOYER". . . . . . . . . . . . . . . . . . .  5
          1.14 "EMPLOYER ACCOUNT". . . . . . . . . . . . . . .  5
          1.15 "EMPLOYER MATCHING CONTRIBUTIONS" . . . . . . .  5
          1.16 "EMPLOYMENT COMMENCEMENT DATE". . . . . . . . .  5
          1.17 "ENTRY DATE". . . . . . . . . . . . . . . . . .  5
          1.18 "ERISA" . . . . . . . . . . . . . . . . . . . .  6
          1.19 "FAMILY MEMBER" . . . . . . . . . . . . . . . .  6
          1.20 "FORFEITURE DATE" . . . . . . . . . . . . . . .  6
          1.21 "HIGHLY COMPENSATED EMPLOYEE" . . . . . . . . .  6
          1.22 "HOUR OF SERVICE" . . . . . . . . . . . . . . .  6
          1.23 "INVESTMENT FUND" or "INVESTMENT FUNDS" . . . .  7
          1.24 "NORMAL RETIREMENT DATE". . . . . . . . . . . .  7
          1.25 "PARTICIPANT" . . . . . . . . . . . . . . . . .  7
          1.26 "PLAN". . . . . . . . . . . . . . . . . . . . .  7
          1.27 "PLAN ADMINISTRATOR". . . . . . . . . . . . . .  7
          1.28 "PLAN YEAR" . . . . . . . . . . . . . . . . . .  7
          1.29 "QUALIFIED NONELECTIVE CONTRIBUTIONS" . . . . .  8
          1.30 "ROLLOVER ACCOUNT". . . . . . . . . . . . . . .  8
          1.31 "ROLLOVER CONTRIBUTIONS". . . . . . . . . . . .  8
          1.32 "SEVERANCE FROM SERVICE". . . . . . . . . . . .  8
          1.33 "SERVICE" . . . . . . . . . . . . . . . . . . .  9
          1.34 "TAX-DEFERRED ACCOUNT". . . . . . . . . . . . .  9
          1.35 "TAX-DEFERRED CONTRIBUTIONS". . . . . . . . . .  9
          1.36 "TRUST" . . . . . . . . . . . . . . . . . . . .  9
          1.37 "TRUSTEE" . . . . . . . . . . . . . . . . . . .  9
          1.38 "VALUATION DATE". . . . . . . . . . . . . . . .  9
          1.39 "VOLUNTARY ACCOUNT" . . . . . . . . . . . . . . 10
          1.40 "VOLUNTARY TAX-DEFERRED CONTRIBUTIONS". . . . . 10

          1.41 "YEAR OF ELIGIBILITY SERVICE" . . . . . . . . . 10

ARTICLE II  PLAN PARTICIPATION . . . . . . . . . . . . . . . . 11

          2.01 PARTICIPATION.  . . . . . . . . . . . . . . . . 11
          2.02 CESSATIONS OF PARTICIPATION AND ACTIVE
               PARTICIPATION   . . . . . . . . . . . . . . . . 12
          2.03 REINSTATEMENT OF ACTIVE PARTICIPATION.. . . . . 12
          2.04 BREAK IN SERVICE. . . . . . . . . . . . . . . . 12
          2.05 TRANSFERS OF EMPLOYMENT; CHANGES IN
               EMPLOYMENT STATUS . . . . . . . . . . . . . . . 13

ARTICLE III  CONTRIBUTIONS . . . . . . . . . . . . . . . . . . 14

          3.01 BASIC TAX-DEFERRED CONTRIBUTIONS. . . . . . . . 14
          3.02 EMPLOYER MATCHING CONTRIBUTIONS . . . . . . . . 15
          3.03 ROLLOVER CONTRIBUTIONS. . . . . . . . . . . . . 15
          3.04 VOLUNTARY TAX-DEFERRED CONTRIBUTIONS. . . . . . 16
          3.05 FORFEITURES . . . . . . . . . . . . . . . . . . 17
          3.06 DETERMINATION OF CONTRIBUTIONS. . . . . . . . . 17
          3.07 PAYMENT OF CONTRIBUTIONS. . . . . . . . . . . . 17
          3.08 FUNDING . . . . . . . . . . . . . . . . . . . . 18
          3.09 PROFITS NOT REQUIRED. . . . . . . . . . . . . . 18
          3.10 ELECTION OF INVESTMENTS . . . . . . . . . . . . 18

ARTICLE IV  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS . . . 20

          4.01 LIMITATION ON BASIC TAX-DEFERRED
               CONTRIBUTIONS . . . . . . . . . . . . . . . . . 20
          4.02 LIMITATION ON EMPLOYER MATCHING
               CONTRIBUTIONS . . . . . . . . . . . . . . . . . 24
          4.03 QUALIFIED NONELECTIVE CONTRIBUTIONS AND
               MULTIPLE USE TEST   . . . . . . . . . . . . . . 27
          4.04 LIMITATIONS ON ANNUAL ADDITIONS . . . . . . . . 28

ARTICLE V  WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT. . . 32

          5.01 WITHDRAWALS FROM TAX-DEFERRED ACCOUNTS AND
               VOLUNTARY ACCOUNTS  . . . . . . . . . . . . . . 32
          5.02 RESUMPTION OF VOLUNTARY TAX-DEFERRED
               CONTRIBUTIONS . . . . . . . . . . . . . . . . . 34
          5.03 PROCEDURE FOR WITHDRAWAL. . . . . . . . . . . . 34


                                   (ii)

ARTICLE VI  VESTING, SEVERANCE FROM SERVICE AND FORFEITURES. . 35

          6.01 VESTING . . . . . . . . . . . . . . . . . . . . 35
          6.02 SEVERANCE FROM SERVICE. . . . . . . . . . . . . 35
          6.03 FORFEITURES . . . . . . . . . . . . . . . . . . 36

ARTICLE VII  DISTRIBUTIONS AT RETIREMENT, DEATH OR DISABILITY. 38

          7.01 DISTRIBUTIONS AT RETIREMENT . . . . . . . . . . 38
          7.02 DISTRIBUTIONS UPON INCURRING DISABILITY . . . . 39
          7.03 DISTRIBUTIONS AT DEATH. . . . . . . . . . . . . 39
          7.04 LOANS TO PARTICIPANTS . . . . . . . . . . . . . 40

ARTICLE VIII  ADMINISTRATION . . . . . . . . . . . . . . . . . 43

          8.01 ALLOCATION OF RESPONSIBILITY. . . . . . . . . . 43
          8.02 APPOINTMENT OF PLAN ADMINISTRATOR . . . . . . . 43
          8.03 CLAIMS PROCEDURE. . . . . . . . . . . . . . . . 44
          8.04 RECORDS AND REPORTS . . . . . . . . . . . . . . 44
          8.05 POWERS AND DUTIES OF THE PLAN ADMINISTRATOR . . 45
          8.06 RULES AND DECISIONS . . . . . . . . . . . . . . 46
          8.07 AUTHORIZATION OF BENEFIT PAYMENTS . . . . . . . 46
          8.08 APPLICATION AND FORMS FOR BENEFITS. . . . . . . 46
          8.09 FACILITY OF PAYMENT . . . . . . . . . . . . . . 46
          8.10 COMPENSATION OF PLAN ADMINISTRATOR AND PLAN
               EXPENSES  . . . . . . . . . . . . . . . . . . . 47
          8.11 INDEMNIFICATION . . . . . . . . . . . . . . . . 47

ARTICLE IX  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . 48

          9.01 NONGUARANTEE OF EMPLOYMENT. . . . . . . . . . . 48
          9.02 RIGHTS OF EMPLOYEES AND BENEFICIARIES . . . . . 48
          9.03 NONALIENATION OF BENEFITS . . . . . . . . . . . 48
          9.04 DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS. . . . 49
          9.05 REVERSION TO EMPLOYER . . . . . . . . . . . . . 49
          9.06 COMMENCEMENT AND TIMING OF DISTRIBUTIONS. . . . 49
          9.07 JURISDICTION. . . . . . . . . . . . . . . . . . 51
          9.08 LEASED EMPLOYEES. . . . . . . . . . . . . . . . 52

ARTICLE X  AMENDMENTS AND ACTION BY EMPLOYER . . . . . . . . . 53

          10.01     AMENDMENTS . . . . . . . . . . . . . . . . 53
          10.02     ACTION BY EMPLOYER . . . . . . . . . . . . 53


                                   (iii)

ARTICLE XI  SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION
                    OF PLANS . . . . . . . . . . . . . . . . . 54

          11.01     SUCCESSOR EMPLOYER . . . . . . . . . . . . 54
          11.02     PLAN ASSETS. . . . . . . . . . . . . . . . 54

ARTICLE XII  PLAN TERMINATION. . . . . . . . . . . . . . . . . 56

          12.01     RIGHT TO TERMINATE . . . . . . . . . . . . 56
          12.02     PARTIAL TERMINATION. . . . . . . . . . . . 56
          12.03     LIQUIDATION OF THE PLAN. . . . . . . . . . 56
          12.04     MANNER OF DISTRIBUTION . . . . . . . . . . 57

ARTICLE XIII  DISCHARGE OF DUTIES BY FIDUCIARIES . . . . . . . 58

ARTICLE XIV  TOP-HEAVY PROVISIONS. . . . . . . . . . . . . . . 59

          14.01     GENERAL RULE . . . . . . . . . . . . . . . 59
          14.02     VESTING PROVISIONS . . . . . . . . . . . . 59
          14.03     MINIMUM BENEFIT PROVISIONS . . . . . . . . 59
          14.04     ADJUSTMENT TO COMBINED PLAN LIMIT. . . . . 60
          14.05     TOP-HEAVY PLAN DEFINITION. . . . . . . . . 60
          14.06     KEY EMPLOYEE . . . . . . . . . . . . . . . 62
          14.07     NON-KEY EMPLOYEE . . . . . . . . . . . . . 62
          14.08     CHANGE FROM TOP-HEAVY STATUS . . . . . . . 62

ARTICLE XV  DIRECT ROLLOVERS . . . . . . . . . . . . . . . . . 63

          15.01     APPLICATION OF THIS ARTICLE. . . . . . . . 63
          15.02     DEFINITIONS. . . . . . . . . . . . . . . . 63


                                   (iv)

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                                  FORWARD
                                  -------

     The Grinnell Corporation Hourly Retirement Savings and
Investment Plan (the "Plan") was established as of March 1, 1989 by Grinnell Corporation (the "Employer"), for the benefit of its eligible employees. The Plan was subsequently amended to permit Voluntary Tax-Deferred
Contributions and to conform with the requirements of the Tax Reform Act of 1986.

     Effective as of July 1, 1992, the Plan was amended and restated to make additional changes required by the final regulations and to permit directed investments by its participants.

     Effective as of July 1, 1993, the Plan is further amended and restated to make additional changes required by the final regulations, to permit plan loans, and to make other administrative changes to the Plan.

                            ARTICLE I

                           DEFINITIONS
                           -----------

     1.01 "AFFILIATED COMPANY" means (a) a corporation which, together with Grinnell Corporation, is a member of a controlled group of corporations (as defined in Section 414(b) of the Code), (b) a trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the
Code) with Grinnell Corporation, (c) a corporation, partnership or other entity which, together with Grinnell Corporation, is a member of an affiliated service group (as defined in Section 414(m) of the Code), or (d) an organization which is required to be aggregated with Grinnell Corporation pursuant to regulations promulgated under Section 414(o) of the Code. For purposes of determining an Employee's Hours of Service, years of Service, Years of Eligibility Service, and the occurrence of a Break in Service under the Plan, any period of employment with Grinnell Corporation or with an Affiliated Company if the Employee is employed by such entity on the date of acquisition, including periods of employment with an Affiliated Company or any predecessor entity prior to the date on which such entity became an Affiliated Company, shall be recognized.

     1.02 "BASIC TAX-DEFERRED CONTRIBUTIONS" shall mean the contributions made by the Employer for each Participant pursuant to Section 3.01 of the Plan which are made on account of a salary adjustment agreement with such Participant.

     1.03 "BENEFICIARY" shall mean the person(s) or other recipient(s) entitled in accordance with the provisions of Article VII hereof to receive any distribution which may become payable under this Plan after the death of a Participant, and includes the surviving


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spouse of a Participant who is deemed to be a designated Beneficiary pursuant to
Section 7.03(b).

     1.04 "BREAK IN SERVICE" shall mean a twelve (12) consecutive month period during which the Employee does not perform any Hours of Service for the Employer or any Affiliated Company. In the case of any Employee who is absent from work for maternity or paternity reasons, the twelve-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence from work by reason of pregnancy, birth or adoption of a child, or for purposes of caring for such child during a period beginning immediately following such birth or adoption.

     1.05 "CODE" shall mean the Internal Revenue Code of 1986, and any amendments thereto, and any rulings and regulations thereunder.

     1.06 "COMMITTEE" shall mean the Retirement Committee appointed pursuant to
Article VIII hereof.

     1.07 "COMPENSATION" shall mean direct cash compensation for the current calendar year paid to a Participant by the Employer for services rendered, including salaries, overtime pay, commissions, bonuses, amounts realized when restricted stock held by the Participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture, and any amounts which would have been paid to the Participant as cash compensation but for an election by such Participant under Section 125 or 401(k) of the Code, but excluding any other form of direct and indirect remuneration, and other forms of contributions or benefits under this Plan. A Participant's Compensation for any Plan Year shall not be taken into account, to the extent that such Compensation exceeds $200,000,


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

subject to cost-of-living adjustments made by the Secretary of Treasury or his delegate. For Plan Years beginning on or after January 1, 1994, the limitation shall be reduced to $150,000.

     In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the adjusted limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to application of the limitation.

     1.08 "COMPUTATION PERIOD" shall mean the twelve (12) consecutive month period commencing on the Employee's Employment Commencement Date (or date of reemployment in the case of an Employee who is reemployed after incurring one or more Breaks in Service) and each anniversary thereof.

     1.09 "DISABILITY" shall mean a Participant's permanent and total incapacity of engaging in any employment for the Employer for physical or mental reasons. Disability shall be deemed to exist only when such Participant meets either the requirements for disability benefits under the Social Security law then in effect, or the requirements for disability benefits under the Employer's long term disability plan.

     1.10 "EFFECTIVE DATE" of this amendment and restatement shall mean January 1, 1993. The original effective date of this Plan shall mean March 1, 1989.

     1.11 "ELIGIBLE EMPLOYEE" shall mean any hourly Employee of an Employer who, on or after the effective date of the adoption of this Plan by the Employer, is a member of a class of employees which has been designated by the Board of Directors of such Employer as eligible to participate in this Plan. Notwithstanding the foregoing, if an Employee's compensation or conditions of employment are determined by or subject to collective bargaining with a union, he shall not be an Eligible Employee unless the applicable collective bargaining agreement expressly provides that he shall be eligible to participate in this Plan.

     1.12 "EMPLOYEE" shall mean any individual who is receiving remuneration for services rendered to Grinnell Corporation or any Affiliated Company as a common law employee.

     1.13 "EMPLOYER" shall mean Grinnell Corporation and any Affiliated Company which adopts this Plan.

     1.14 "EMPLOYER ACCOUNT" shall mean that portion of a Participant's interest in the Plan which is attributable to the Employer Matching Contributions made on his behalf hereunder.

     1.15 "EMPLOYER MATCHING CONTRIBUTIONS" shall mean the contributions required to be made by the Employer pursuant to Section 3.02. Such contributions are in addition to the Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contribution required to be made by the Employer pursuant to salary adjustment agreements.

     1.16 "EMPLOYMENT COMMENCEMENT DATE" shall mean the date the Employee first performs an Hour of Service for the Employer or an Affiliated Company.

     1.17 "ENTRY DATE" shall mean January 1, April 1, July 1 and October 1.

     1.18 "ERISA" shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, and any amendments thereto and any rulings and regulations thereunder.

     1.19 "FAMILY MEMBER" shall mean the spouse or lineal ascendants or descendants (and their spouses) of an Employee who owns (or is considered to own within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of the Employer or an Affiliated Company or who is a member of a group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the Plan Year.

     1.20 "FORFEITURE DATE" shall mean the date the Participant ceases to be an Employee. A Participant who has no vested interest in his Employer Account shall be deemed to be cashed-out of his Employer Account on his Forfeiture Date.

     1.21 "HIGHLY COMPENSATED EMPLOYEE" shall mean any person who is a "highly compensated employee" within the meaning of Section 414(q) of the Code and the regulations promulgated thereunder.

     1.22 "HOUR OF SERVICE" shall mean:

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the Computation Period in which the duties are performed;

          (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period of absence for which no duties are performed (whether or not such period occurs in a single Computation Period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by this reference;

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraphs (a) or (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the Computation Period for which the award, agreement or payment is made.

     1.23 "INVESTMENT FUND" or "INVESTMENT FUNDS" shall mean such one or more investment vehicles, including but not limited to mutual funds and insurance contracts, which the Plan Administrator may from time to time, in its sole discretion, specify as being available for the investment of Trust assets.

     1.24 "NORMAL RETIREMENT DATE" shall mean a Participant's 65th birthday.

     1.25 "PARTICIPANT" shall mean any Eligible Employee who elects to participate in the Plan in accordance with the provisions of Article II hereof.

     1.26 "PLAN" shall mean the Grinnell Corporation Hourly Retirement Savings and Investment Plan as set forth herein and as amended from time to time hereafter.

     1.27 "PLAN ADMINISTRATOR" shall mean the Committee, or its successor(s), who shall have those responsibilities of administering the Plan as set forth in
Article VIII hereof.

     1.28 "PLAN YEAR" shall mean the twelve (12) month period commencing on any January 1 and ending on the succeeding December 31.

     1.29 "QUALIFIED NONELECTIVE CONTRIBUTIONS" shall mean contributions made by the Employer on behalf of a Participant that (a) the Participant may not elect to receive in cash until distributed from the Plan, (b) is 100% vested and nonforfeitable when made, and (c) is not distributed from the Plan to the Participant or his Beneficiary before the earlier of his separation from service, death, disability or the occurrence of any such events described in
Section 9.06(d), clauses (ii), (iii) or (iv). Qualified Nonelective Contributions shall be allocated to a Participant's Tax-Deferred Account.

     1.30 "ROLLOVER ACCOUNT" shall mean that portion of a Participant's interest in the Plan which is attributable to his Rollover Contributions.

     1.31 "ROLLOVER CONTRIBUTIONS" shall mean contributions to the Plan made by a Participant pursuant to Section 3.03 consisting of all or any portion of (a) any amount received by such Participant from another plan and trust qualified as an exempt employee benefit plan and trust under Sections 401(a) and 501(a) of the Code, or (b) any amount received by such Participant from an individual retirement account or individual retirement annuity which consists of a prior lump sum distribution from a qualified employee benefit plan which but for such contribution to the Plan, would have been taxable income to such Employee.

     1.32 "SEVERANCE FROM SERVICE" means the earlier of the date on which an Employee terminates employment, retires or dies, or the first anniversary of the first day of absence (with or without pay) for any other reason. Transfers of an Employee between and among Affiliated Companies, including Grinnell Corporation, will not result in a Severance from Service.

     1.33 "SERVICE" of an Employee shall mean a period of time commencing with such Employee's Employment Commencement Date and ending on the date of the Employee's next following Severance from Service, and shall include any such period or portion thereof occurring prior to the Effective Date of this Plan. In the case of an Employee who performs an Hour of Service for the Employer or an Affiliated Company within twelve (12) months of the date of his Severance from Service, his period of Service shall include the period following his Severance from Service and, in such event, said Severance from Service shall be disregarded for all purposes of the Plan. Periods of Service which are not successive shall be aggregated. For vesting purposes, credit shall be given only for whole years and (after aggregating as provided above), any remaining fraction of a year shall be disregarded.

     1.34 "TAX-DEFERRED ACCOUNT" shall mean that portion of a Participant's interest in the Plan which is attributable to his Basic Tax-Deferred Contributions.

     1.35 "TAX-DEFERRED CONTRIBUTIONS" shall mean and include a Participant's Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions, collectively.

     1.36 "TRUST" means the trust created by an agreement between Grinnell Corporation or an Affiliated Company and the Trustee for purposes of holding Plan assets.

     1.37 "TRUSTEE" means the trustee duly designated under the trust agreement and any duly appointed successor trustee or trustees.

     1.38 "VALUATION DATE" shall mean the last business day of each month through September 30, 1993 and from October 1, 1993 onwards, shall mean each business day of the Plan Year on which the New York Stock Exchange is open or any other date the Committee may designate.

     1.39 "VOLUNTARY ACCOUNT" shall mean that portion of a Participant's interest in the Plan which is attributable to his Voluntary Tax-Deferred Contributions.

     1.40 "VOLUNTARY TAX-DEFERRED CONTRIBUTIONS" shall mean the contributions made by the Employer for each Participant pursuant to Section 3.04 of the Plan which are made on account by a salary adjustment agreement with such Participant.

     1.41 "YEAR OF ELIGIBILITY SERVICE" shall mean each Computation Period, including Computation Periods occurring prior to March 1, 1989, during which an Employee is credited with at least 1,000 Hours of Service with the Employer.

     Wherever used herein, a pronoun in the masculine gender shall be considered as including the feminine gender unless the context clearly indicates otherwise.

                            ARTICLE II

                        PLAN PARTICIPATION
                        ------------------

     2.01 PARTICIPATION. Each Eligible Employee, including each future Eligible Employee, shall be eligible to become a Participant in this Plan as of any Entry Date which coincides with or immediately follows the latest of

          (a) the effective date of the adoption of this Plan by the Employer of the Eligible Employee;

          (b) the date the Eligible Employee completes one (1) Year of Eligibility Service;

          (c)  the Eligible Employee's 19th birthday; and

          (d)  the date the Employee becomes an Eligible Employee.

     The Plan Administrator shall notify each Eligible Employee on or before the date he is first eligible to participate, and shall supply each such Eligible Employee with an application form on which to apply for inclusion in the Plan and to authorize the Employer to adjust his salary in consideration of the Basic Tax-Deferred Contributions to be made to the Plan by the Employer on his behalf. Upon notification of eligibility and receipt of an application, an Eligible Employee shall have 31 days (or such shorter period as the Plan Administrator may specify) in which to return the completed application to the Plan Administrator who shall, in turn, notify the Employer to begin making the necessary salary adjustments and Basic Tax-Deferred Contributions in accordance with Article III hereof. If an Eligible Employee should elect not to be included in the Plan during such period, he may elect to become a Participant on the Entry Date coincident with or next following the date he has completed and returned said application to the Plan Administrator.


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


     2.02 CESSATIONS OF PARTICIPATION AND ACTIVE PARTICIPATION A
Participant shall become an inactive Participant as of his Severance from Service. He shall remain an inactive Participant until the date on which the balance of his accounts is distributed to him, at which time he shall cease to be a Participant.

     2.03 REINSTATEMENT OF ACTIVE PARTICIPATION. If a Participant becomes an inactive Participant or ceases to be such altogether and he is subsequently reemployed by the Employer as an Eligible Employee prior to the date he has incurred a Break in Service, he shall recommence active participation in this Plan on his date of reemployment or, if he so elects, on a subsequent Entry Date provided he agrees to adjust his salary in return for the Employer making equivalent Basic Tax-Deferred Contributions to the Plan on his behalf.

     2.04 BREAK IN SERVICE. The following shall apply to all Employees or Participants who are reemployed after incurring a Break in Service:

          (a) Employees or Participants Who Were Vested In Their Employer Accounts. With respect to an Employee or Participant who was vested in his Employer Account prior to his termination of employment, his prior years of Service and Years of Eligibility Service shall be fully restored upon reemployment.

          (b) Employees or Participants Who Were Not Vested In Their Employer Accounts.

     With respect to an Employee or Participant who incurs a Break in Service and who was not vested in his Employer Account prior to his termination of employment, his prior years of Service and Years of Eligibility Service shall be fully restored upon reemployment only if the number of his consecutive Breaks in Service is less than the greater of five (5) or the aggregate number of years of Service before such break. If such Employee's or

Participant's number of consecutive Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of years of Service before such break, his prior years of Service and Years of Eligibility Service shall be forfeited and he shall be treated as a new Employee for all purposes of the Plan.

     If the prior years of Service and Years of Eligibility Service of a former Employee or Participant are restored pursuant to this Section 2.04, and such former Employee or Participant otherwise meets the eligibility requirements set forth in Section 2.01, he shall be eligible to become an active Participant on his date of reemployment, or if he so elects, on a subsequent Entry Date provided he agrees to reduce his salary in return for the Employer making equivalent Basic Tax-Deferred Contributions to the Plan on his behalf.

     2.05 TRANSFERS OF EMPLOYMENT; CHANGES IN EMPLOYMENT
STATUS. If an individual should transfer his employment from a non-participating Affiliated Company to the Employer or if an individual should change the status of his employment with the Employer and, in either case, he thereby becomes an Eligible Employee, then for purposes of determining the Compensation of such an Eligible Employee, compensation paid by such non-participating Affiliated Company shall be included as if it had been paid by an Employer. If an Eligible Employee should transfer his employment from the Employer to a non-participating Affiliated Company or if an Eligible Employee should change the status of his employment with the Employer and, in either case, he thereby ceases to be an Eligible Employee, he shall cease to be an active Participant as of the day on which such transfer or change in status occurs, but he shall not be deemed to have incurred a Severance from Service, and he shall not be entitled to receive a distribution from the Plan until his actual Severance from Service.

                           ARTICLE III

                          CONTRIBUTIONS
                          -------------

     3.01 BASIC TAX-DEFERRED CONTRIBUTIONS. Each Participant may make Basic Tax-Deferred Contributions to the Plan which shall entitle him to be credited with Employer Matching Contributions. Subject to the limitations set forth in
Article IV, for each Plan Year, the total amount of Basic Tax-Deferred Contributions which shall be made by or on behalf of each Participant shall be equal to two percent (2%) of his Compensation. After a Participant has completed 20 or more years of Service, he may elect, as of any January 1, April 1, July 1 or October 1, to increase his Basic Tax-Deferred Contributions to three percent (3%) of his Compensation. The Participant may elect to have the Employer make Basic Tax-Deferred Contributions to the Plan on his behalf by agreeing to adjust his Compensation by an amount equal to the amount of such Basic Tax-Deferred Contributions. Basic Tax-Deferred Contributions shall be credited to the Participant's Tax-Deferred Account.

     A Participant may elect to suspend salary adjustment pursuant to this
Section 3.01 and the Basic Tax-Deferred Contributions made on his behalf as of the first day of any month. A Participant's election to suspend such contributions must be made in writing to the Plan Administrator at least 30 days prior to the first day of any month in which the suspension is to be made effective. A Participant who suspends Basic Tax-Deferred Contributions on his behalf pursuant to the foregoing proviso may elect to resume such contributions as of any Entry Date which succeeds the date of suspension by at least three (3) months, by means of written notice to the Plan Administrator given in the manner required by the Plan Administrator, which may include completion of a new application and salary reduction agreement as described in Section 2.01, at least 30 days prior to the date on which the resumption is to be effective.


     3.02 EMPLOYER MATCHING CONTRIBUTIONS.  For each Plan Year,
Employer Matching Contributions shall be made on behalf of each Participant who makes a Basic Tax-Deferred Contribution to the Plan during the Plan Year based on the schedule set forth below in accordance with the number of years of Service completed by such Participant. Employer Matching Contributions shall be credited to the Participant's Employer Account.

                                     Amount of Employer
          Years of Service         Matching Contributions
          ----------------         ----------------------

            less than 10           100% of Basic Tax-Deferred Contributions, up
                                   to 2% of Compensation

            10 - 19 200% of Basic Tax-Deferred Contributions, up to 4% of Compensation

            20 or more             200% of Basic Tax-Deferred Contributions, up
                                   to 6% of Compensation

Any increase in Employer Matching Contributions from 2% to 4% or 6% of Compensation, as the case may be, shall be effective as of the Entry Date coincident with or next following the date on which the date the Participant attains the requisite years of Service, and, if applicable, increases his Basic Tax-Deferred Contributions.

     3.03 ROLLOVER CONTRIBUTIONS.  With the approval of the Plan
Administrator, each Participant may roll over any Eligible Rollover Distribution (as defined in Section 15.02(a)) he may have received from another retirement plan and trust qualified as an exempt employee benefit plan and trust under Sections 401(a) and 501(a) of the Code. Such Participant may also roll over distributions from an individual retirement account or individual retirement annuity which consists of prior lump sum distributions or Eligible Rollover Distributions from a qualified employee benefit plan and trust, provided that such funds are transferred to the Plan within 60 days after the Participant receives them. Notwithstanding the foregoing, no rollover amounts may be accepted to the extent prohibited by Section 402 or 408 of the Code. Contributions under this Section 3.03 shall be in cash only, and shall be fully vested and nonforfeitable at all times. Rollover Contributions shall be credited to a separate Rollover Account for such Participant. Rollover Contributions shall not be deemed to be Participant contributions for purpose of the limitations set forth in Sections 4.01 and 4.04.

     3.04 VOLUNTARY TAX-DEFERRED CONTRIBUTIONS. A Participant may elect to have the Employer make Voluntary Tax-Deferred Contributions to the Plan on his behalf each year, but only if such Participant has agreed to a further downward adjustment in his Compensation equal to the amount of such Voluntary Tax-Deferred Contributions. Voluntary Tax-Deferred Contributions shall be credited to the Participant's Voluntary Account.

     Prior to August 1, 1994, for each Plan Year, the amount of Voluntary Tax-Deferred Contributions shall not exceed 10% of the Participant's Compensation as elected by the Participant. Effective August 1, 1994, the amount of Voluntary Tax-Deferred Contributions shall not exceed the limitations set forth in Article IV.

     A Participant may elect to change the rate of Voluntary Tax-Deferred Contributions on his behalf as of any Entry Date and August 1, 1994; provided, however, that a Participant may elect to suspend salary adjustment pursuant to this Section 3.04 and the Voluntary Tax-Deferred Contributions on his behalf as of the first day of any month. A Participant's election to change the rate of Voluntary Tax-Deferred Contributions or to suspend such contributions must be made in writing to the Plan Administrator at least 30 days prior to the first day of any month in which the change or suspension is to be made effective. A Participant who suspends Voluntary Tax-Deferred Contributions on his behalf pursuant to the foregoing provision may elect to resume such contributions as of any Entry Date which succeeds the date of suspension by at least three (3) months, by means of written notice to the Plan Administrator given in the manner required by the Plan Administrator, which may include completion of a new application and salary adjustment agreement as described in Section 2.01, at least 30 days prior to the date on which the resumption is to be effective.

     3.05 FORFEITURES. Amounts forfeited under Section 6.03 by Participants upon termination of their employment with the Employer shall be reapplied in such a way as to reduce future Employer Matching Contributions under the Plan.

     3.06 DETERMINATION OF CONTRIBUTIONS. The amount of Basic Tax-Deferred Contributions, Voluntary Tax-Deferred Contributions, Qualified Nonelective Contributions and Employer Matching Contributions shall be subject to final determination by the Plan Administrator. The amount of such contributions, as determined by the Plan Administrator, shall be conclusive and binding on all persons.

     3.07 PAYMENT OF CONTRIBUTIONS. The Employer Matching Contributions for each Plan Year shall be made at such time or times as the Employer determines but not later than the time required by law in order for the Employer to obtain a deduction of the amount of such payment for Federal income tax purposes as determined under the applicable provisions of the Code. All Basic Tax-Deferred Contributions made with respect to a pay period shall be paid into the Plan by the Employer no later than 30 days after the last day of such pay period. All Voluntary Tax-Deferred Contributions made with respect to a pay period shall be paid into the Plan by the Employer no later than 30 days after the last day of such pay period.

     3.08 FUNDING. Grinnell Corporation or an Affiliated Company has entered into a trust agreement with a Trustee, creating a Trust for the purpose of holding Plan assets and providing benefits under the Plan. All contributions under the Plan shall be invested in the Investment Funds and such other investment vehicles as specifically provided in the trust agreement and shall be held, managed and disposed of by the Trustee in accordance with the provisions of the trust agreement for purposes contemplated by the Plan.

     3.09 PROFITS NOT REQUIRED. The Employer shall, notwithstanding any other provision of the Plan, make all contributions to the Plan without regard to current or accumulated earnings and profits. Notwithstanding the foregoing, the Plan shall be designated to qualify as a profit-sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

     3.10 ELECTION OF INVESTMENTS.

          (a) Each Participant, including a former Participant whose account balances are still maintained in the Trust, shall elect the manner of investment of all amounts standing to the credit of his accounts in the Trust among the Investment Funds established under the Trust. By such election, the Participant shall direct the portion of the aggregate amount then credited, and/or thereafter to be credited, to his accounts which is to be invested by the Trustee in each of the Investment Funds. The Plan Administrator shall maintain records of account at all times adequately reflecting each Participant's interest in each of the Investment Funds.

          (b) A Participant may revoke his election as to any amounts then standing in, and/or thereafter to be credited to, his accounts at such time or times and in such manner as the Plan Administrator determines on a uniform basis for all Participants, and may make a new investment election in accordance with this Section 3.10. Effective October 1, 1993, such investment election changes may be made on a daily basis. In the event that such a new election causes a transfer of assets from one Investment Fund to another, the transfer shall be made by the Trustee as soon as reasonably possible.

          (c) To make an investment election, each Participant shall give written notice to the Plan Administrator in such form and at such time as the Plan Administrator may reasonably require. To be effective, such an investment election must be in accordance with any and all rules and regulations established by the Plan Administrator for this purpose.

          (d) Any investment election made hereunder shall continue to be effective until properly revoked by the Participant.

          (e) The Employer, the Plan Administrator and the Trustee shall have no responsibility for the investment elections of the Participants and shall incur no liability on account of investing the assets of the Trust in accordance with such directions.

                            ARTICLE IV

           LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS
           --------------------------------------------

     4.01 LIMITATION ON BASIC TAX-DEFERRED CONTRIBUTIONS.

          (a) The Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions made by the Employer for each fiscal year shall not exceed that amount which, when added to the Employer Matching Contributions made by the Employer for that fiscal year, equals the maximum amount allowable as a deduction by the Employer under Section 404 of the Code for such fiscal year.

          (b) The Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions made by the Employer for any Participant under this Plan and all other plans maintained by the Employer or an Affiliated Company for any calendar year shall not exceed $8,994, subject to cost-of-living adjustments made by the Secretary of Treasury or his delegate pursuant to Section 402(g)(5) of the Code.

          (c) At any time during the Plan Year, the Employer may suspend or reduce the amount of Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions on a prospective basis with respect to any Highly Compensated Employee if the Plan Administrator determines that such suspension or reduction is necessary to cause the test in either (i) or, to the extent not prohibited by regulations promulgated by the Secretary of Treasury,
(ii) below to be met with respect to Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions for such Plan Year:

               (i) the Actual Deferral Percentage for the Highly Compensated Employees eligible for Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions is not more than the Actual Deferral Percentage for all other Employees eligible for Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions multiplied by 1.25; or

               (ii) the excess of the Actual Deferral Percentage for the Highly Compensated Employees eligible for Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions over the Actual Deferral Percentage for all other Employees eligible for Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions is not more than two (2) percentage points, and the Actual Deferral Percentage for the Highly Compensated Employees eligible for Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions is not more than the Actual Deferral Percentage for all other Employees eligible for Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions multiplied by two (2). All determinations required under this subsection (c) shall be made by the Plan Administrator and its determinations shall be final and binding on all persons.

          (d) For the purposes of subsection (c) above, the "Actual Deferral Percentage" for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group and expressed as a percentage) of (i) the amount of the Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions actually paid over to the Plan on behalf of the Employee for such Plan Year to (ii) the Employee's "total compensation" for such Plan Year. If the Employer elects to make Qualified Nonelective Contributions to the Plan, the Plan Administrator may include any such contributions allocated to a Participant's Tax-Deferred Account in determining the Participant's Actual Deferral Percentage. For purposes of this subsection (d) and Section 4.02, "total compensation" means the amount of compensation paid by the Employer to the

Participant during the Plan Year (or portion thereof in which the Participant is eligible to participate in the Plan) which is subject to withholding and required to be reported on the Participant's Form W-2 plus the amount which would have been paid to the Participant as cash compensation but for an election by such Participant under Section 125 or 401(k) of the Code. The "total compensation" taken into account with respect to a Participant for any Plan Year shall not exceed $200,000 ($150,000 beginning January 1, 1994), subject to cost-of-living adjustments made by the Secretary of Treasury or his delegate.

          (e) In determining the deferral percentage of a Highly Compensated Employee who has a Family Member who is an Employee, the Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions made on behalf of such Highly Compensated Employee and the "total compensation" of such Highly Compensated Employee shall include the Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions and "total compensation" of the Family Member, and the Family Member shall not be considered a separate Employee for purposes of determining the Actual Deferral Percentage for any group under the Plan to the extent required by Section 414(q) of the Code and the regulations promulgated thereunder;

          (f) If the Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code (other than the average benefit percentage test) only if aggregated with one or more other qualified plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this Section 4.01 shall be applied by determining the Actual Deferral Percentage of Participants as if all such plans were a single plan. Notwithstanding the above requirements, plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same Plan Year.

          (g) In the event Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions actually made on behalf of Highly Compensated Employees exceed the limitations set forth in subsection (c) above, the Plan Administrator shall direct the Trustee to reduce such contributions of such Highly Compensated Employees in order of their deferral percentages, beginning with the highest of such percentages, to the extent necessary to cause the Plan to meet such limitations. Such reduction shall be made first with respect to Voluntary Tax-Deferred Contributions and then with respect to Basic Tax-Deferred Contributions. Any reduction in Basic Tax-Deferred Contributions shall also be accompanied by a reduction of the associated Employer Matching Contributions, which shall be forfeited and applied to reduce future Employer Matching Contributions. Any Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions so reduced, as adjusted for income or loss allocable thereto in accordance with Section 4.01(h) below, shall be distributed to the Highly Compensated Employees on whose behalf such contributions were made as soon as practicable, but no later than December 31 of the following Plan Year.

          (h) The income or loss allocable to a Participant's Tax-Deferred Contributions which exceed the limitation of subsection (c) above shall be determined by multiplying the investment gain or loss of such Participant's Tax-Deferred Account for such Plan Year from which such excess Tax-Deferred Contributions are withdrawn by a fraction. The numerator of this fraction is the amount of the Participant's excess Tax-Deferred Contributions to be distributed and the denominator is the amount credited to the Participant's Tax-Deferred Account as of the beginning of the Plan Year, increased by the Tax-Deferred Contributions allocable to such account for such Plan Year.

          (i) If, during any Plan Year, more than the maximum permissible amount under Section 402(g) of the Code is allocated pursuant to one or more cash or deferred arrangements to a Participant's accounts under this Plan and any other plan described in Sections 401(k), 408(k), or 403(b) of the Code, the following provisions shall apply:

               (i) No later than March 1 of the next succeeding Plan Year, the Participant may, but is not required to, allocate all or part of such contributions in excess of the maximum permissible amount ("excess deferrals") to this Plan. To be effective, such allocation must be in writing, state that excess deferrals have been made on behalf of such Participant for the preceding Plan Year, and be submitted to the Plan Administrator.

               (ii) To the extent a Participant timely allocates excess deferrals to this Plan pursuant to (i) above, the Plan Administrator shall direct the Trustee to distribute such excess deferrals, adjusted for income or losses as determined in accordance with subsection (h) above, to the Participant no later than the April 15 following such allocation.

     4.02      LIMITATION ON EMPLOYER MATCHING CONTRIBUTIONS.

          (a) For each Plan Year, the Employer Matching Contributions made with respect to any Highly Compensated Employee shall be reduced if the Plan Administrator determines that such reduction is necessary to cause the test in either (i) or, to the extent not prohibited by regulations promulgated by the Secretary of the Treasury, (ii) below to be met with respect to such contributions for such Plan Year:

               (i) the Actual Contribution Percentage for the Highly Compensated Employees eligible to participate in the Plan is not more than the Actual Contribution

     Percentage for all other Employees eligible to participate in the Plan multiplied by 1.25; or

               (ii) the excess of the Actual Contribution Percentage for the Highly Compensated Employees eligible to participate in the Plan over the Actual Contribution Percentage for all other Employees eligible to participate in the Plan is not more than two (2) percentage points, and the Actual Contribution Percentage for the Highly Compensated Employees eligible to participate in the Plan is not more than the Actual Contribution Percentage for all other Employees eligible to participate in the Plan multiplied by two (2).

     All determinations required under this subsection (a) shall be made by the Plan Administrator and its determinations shall be final and binding on all persons.

          (b) For purposes of subsection (a) above, the "Actual Contribution Percentage" for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group and expressed as a percentage) of (i) Employer Matching Contributions actually paid over to the Plan on behalf of the Employee for such Plan Year to (ii) the Employee's "total compensation" for the Plan Year (as defined in Section 4.01(d) above). To the extent permitted by applicable regulations, the Plan Administrator may include the Basic and/or Voluntary Tax-Deferred Contributions of a Participant who is not a Highly Compensated Employee in determining his Actual Contribution Percentage, to the extent that such contributions are not used in determining his Actual Deferral Percentage under Section 4.01. If the Employer elects to make Qualified Nonelective Contributions to the Plan, the Plan Administrator may also include any such contributions allocated to a Participant's Tax-Deferred Account in determining the Participant's Actual Contribution Percentage.

          (c) In determining the contribution percentage of a Highly Compensated Employee who has a Family Member who is an Employee, the Employer Matching Contribution made on behalf of and the "total compensation" of such Highly Compensated Employee shall include the Employer Matching Contributions and "total compensation" of his Family Member, and the Family Member shall not be considered a separate Employee for purposes of determining the Actual Contribution Percentage for any group under the Plan to the extent required by
Section 414(q) of the Code and the regulations promulgated thereunder.

          (d) If the Plan satisfies the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code (other than the average benefit percentage test) only if aggregated with one or more other qualified plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this Section 4.02 shall be applied by determining the Actual Contribution Percentage of Employees as if all such plans were a single plan. Notwithstanding the above requirements, for Plan Years beginning after December 31, 1989, plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same Plan Year.

          (e) If, for any Plan Year, the Plan Administrator determines that the Actual Contribution Percentage for the Highly Compensated Employees exceeds the limitation set forth in Subsection (a) above, the Plan Administrator shall direct the Trustee to distribute to the Highly Compensated Employees, in order of their contribution percentages beginning with the highest of such percentages, the amount of their Employer Matching

Contributions necessary to cause the Plan to meet such limitation. Such Employer Matching Contributions shall be adjusted for income or loss allocable thereto in accordance with Section 4.02(f) below, and shall be distributed to the Highly Compensated Employee on whose behalf such contributions were made as soon as practicable but no later than December 31 of the following Plan Year. Notwithstanding the foregoing, if a Highly Compensated Employee is not vested in the amount of Employer Matching Contributions to be distributed to him pursuant to the foregoing sentence, such amount shall not be distributed to him and shall be forfeited as of the last day of the Plan Year and used to reduce future Employer Matching Contributions.

          (f) The income or loss allocable to a Participant's Employer Matching Contributions which exceed the limitation set forth in subsection (a) above shall be determined by multiplying the investment gain or loss of such Participant's Employer Account by a fraction. The numerator of this fraction is the amount of the Participant's excess Employer Matching Contributions to be distributed and the denominator is the amount credited to the Participant's Employer Account as of the beginning of the Plan Year, increased by the Employer Matching Contributions allocable to such account for such Plan Year.

     4.03 QUALIFIED NONELECTIVE CONTRIBUTIONS AND MULTIPLE USE
TEST.

          (a) The Employer may elect to make Qualified Nonelective Contributions, which shall be considered, to the extent necessary, in conducting the nondiscrimination tests of Sections 4.01 and 4.02. Such contributions (i) may be made as a uniform percentage of Compensation or as a uniform dollar amount contributed on a per capita basis, (ii) may be made for all or certain of those Participants who are not Highly Compensated Employees, and (iii) may be made at any time prior to the end of the twelve (12) month period immediately following the Plan Year to which such contributions relate. Qualified Nonelective Contributions under this Section shall be allocated to the appropriate Participants' Tax-Deferred Accounts which shall be fully vested and nonforfeitable at all times.

          (b) The Voluntary Tax-Deferred Contributions, Basic Tax-Deferred Contributions, and Employer Matching Contributions of a Highly Compensated Employee shall be further reduced and returned to such Employee to the extent necessary to comply with rules and regulations of the Internal Revenue Service promulgated to prevent the multiple use of the alternative limitation set forth in Section 4.01(c)(ii) and Section 4.02(a)(ii).

          (c) To the extent permitted by Treasury regulations, the Plan Administrator may restructure the Plan into component plans for purposes of conducting the nondiscrimination tests of Sections 4.01 and 4.02.

     4.04 LIMITATIONS ON ANNUAL ADDITIONS.

          (a) All annual additions made under the provisions of
Article III or this Article IV with respect to any Participant in any Limitation Year shall be limited to the lesser of:

               (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation as set forth in Section 415(b)(1) of the Code, as adjusted beginning in 1988 pursuant to Section 415(d) of the Code), or

               (ii) 25% of the Participant's compensation (determined in accordance with Treasury Regulations Section 1.415-2(d)(11)(ii)) for such Limitation Year.

     For purposes of this Section 4.03, the term "annual addition" shall mean the sum of:

                    (A) Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions, excluding amounts returned to the Participant pursuant to Section 4.01(i), plus

                    (B) Employer Matching Contributions plus forfeitures, including amounts forfeited or returned to the Participant pursuant to
          Section 4.02, plus

                    (C)  Qualified Nonelective Contributions.

     In any case where a Participant is, or has been, included in a tax-qualified defined benefit plan of the Employer or any Affiliated Company, the sum of such Participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed one (1) for any Limitation Year, and the annual additions to such Participant's accounts under this Plan shall be further limited to the extent necessary to comply with such combined plan limit.

     The defined benefit plan fraction of a Participant for any Limitation Year is a fraction, the numerator of which is the projected annual normal retirement benefit of such Participant under such defined benefit plan determined as of the close of such Limitation Year and the denominator of which is the lesser of:

               (i) the product of 1.25 multiplied by the dollar limitation in effect for such Limitation Year under Section 415(b)(1)(A) of the Code; or

               (ii) the product of 1.4 multiplied by such Participant's highest three (3) years' average compensation (as defined by Section 415 of the Code).

     The defined contribution plan fraction of a Participant for any Limitation Year is a fraction, the numerator of which is the aggregate amount as of the close of such Limitation Year of the annual additions credited to such Participant's accounts under the Plan and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior Limitation Year of Service with the Employer or any Affiliated Company:

               (i) the product of 1.25 multiplied by the dollar limitation in effect for the Limitation Year under Section 415(c)(1)(A) of the Code; or

               (ii) the product of 1.4 multiplied by 25% of such Participant's total compensation (determined in accordance with Treasury Regulations
     Section 1.415-2(d)(11)(ii)) for the Limitation Year.

If the foregoing limit is applicable to a Participant for a Limitation Year, the Plan Administrator shall reduce the annual additions to his accounts in the following order of priority:

                    (1) against the Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions made on behalf of such Participant, the amount of such reduction to be held unallocated and applied to reduce future Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions under the Plan in the succeeding Limitation Year;

                    (2) against the Employer Matching Contributions (including forfeitures) made on behalf of the Participant, the amount of such reduction to be held unallocated and applied to reduce Employer
          Matching Contributions to the Plan in the succeeding Limitation Year; and
                    (3) the Plan Administrator may elect from time to time to return the Basic Tax-Deferred Contributions and Voluntary Tax-Deferred Contributions to the Participant.

     For purposes of this Section 4.04, the Limitation Year shall be the Plan Year.

                            ARTICLE V

          WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT
          ----------------------------------------------

     5.01 WITHDRAWALS FROM TAX-DEFERRED ACCOUNTS AND VOLUNTARY ACCOUNTS.
A Participant may, at any time prior to the distribution of his Tax-Deferred Account and Voluntary Account, request to withdraw a cash amount from such accounts. The maximum amount which a Participant may withdraw from his Tax-Deferred Account and Voluntary Account pursuant to the rules of this Section 5.01 shall not exceed the sum of the amount of his Basic Tax-Deferred Contributions (no earnings) standing to the credit of his Tax-Deferred Account as of December 31, 1989 (less any subsequent withdrawals) and his Voluntary Tax-Deferred Contributions plus, after the Participant has attained age 59-1/2, the earnings attributable to such amounts. The Participant's request to withdraw must be made in writing to the Plan Administrator and such request shall specify the amount requested, the reason for the withdrawal and such additional information as the Plan Administrator shall require.

     The withdrawal of any amount from a Participant's Tax-Deferred Account and Voluntary Account shall be subject to the consent of the Plan Administrator. The basis for the Plan Administrator consenting or refusing to consent to the Participant's request shall be its determination that the requested withdrawal is necessary to allow such Participant to meet an immediate and heavy financial need which such Participant is not able to meet from any other reasonably available resources. The foregoing standard shall be applied by the Plan Administrator so as to conform to the requirements of Section 401(k) of the Code. Notwithstanding the foregoing, a Participant who has attained age 59-1/2 may withdraw a cash amount equal to all or a specified portion of his Basic Tax-Deferred Contributions and

Voluntary Tax-Deferred Contributions, including earnings, without the need to seek the consent of the Plan Administrator. A distribution shall be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of:

          (a) Medical expenses described in Section 213(d) of the Code incurred by the Participant, his spouse or his dependents, or expenses necessary for these persons to obtain medical care;

          (b) Purchase (excluding mortgage payments) of a principal residence of the Participant;

          (c) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse or his dependents;

          (d) The need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

          (e) Any other circumstance deemed by the Internal Revenue Service to be an immediate and heavy financial need for purposes of Section 401(k) of the Code.

     If a Participant has an immediate and heavy financial need as described above, he may receive a hardship withdrawal not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution) provided the Plan Administrator determines that such Participant is not able to meet such need from any other reasonably available resources. In determining that such Participant is not able to meet such financial hardship from any other sources, the Plan Administrator may reasonably rely upon the written certification of the Participant given in accordance with the regulations promulgated under Section 401(k) of the Code.

     5.02 RESUMPTION OF VOLUNTARY TAX-DEFERRED CONTRIBUTIONS.
Any Participant who makes a withdrawal in accordance with this Article V shall be prohibited from making Voluntary Tax-Deferred Contributions for a period of twelve (12) months. After the expiration of such period, the Participant may elect to resume Voluntary Tax-Deferred Contributions in accordance with the rules set forth in Section 3.04. Amounts withdrawn by a Participant may not be returned to this Plan.

     5.03 PROCEDURE FOR WITHDRAWAL.  Each withdrawal pursuant to Section
5.01 shall be made as soon as practicable following the date the Trustee receives from the Plan Administrator such written notice of withdrawal as shall be required by the Trustee. The amount to be so withdrawn shall be that specified in such written notice and shall be limited by the provisions of
Section 5.01. In no event will a Participant be allowed to withdraw any portion of his Rollover Account or Employer Account prior to the date of the termination of his employment.

                            ARTICLE VI

         VESTING, SEVERANCE FROM SERVICE AND FORFEITURES
         -----------------------------------------------

     6.01 VESTING.

          (a) A Participant shall at all times be 100% vested in his Tax-Deferred Account, Voluntary Account and Rollover Account.

          (b) A Participant's interest in his Employer Account shall become 100% vested at the earliest of the following dates

               (i) The date the Participant has completed five (5) years of Service.

               (ii) The date of the Participant's Normal Retirement Date.

               (iii)The date of the Participant's death.

               (iv) The date the Participant incurs a Disability.

               (v)  The date of termination of this Plan.


     6.02 SEVERANCE FROM SERVICE. Upon a Participant's Severance from Service from the Employer, he may make a written request to the Plan Administrator for an immediate single sum cash payment equal to the value of his Tax-Deferred Account, Voluntary Account and Rollover Account and, if he is vested pursuant to
Section 6.01(b), his Employer Account. The Participant may also elect to receive distribution of his account balances in any other form set forth in Article VII. The value of such accounts shall be determined as of a Valuation Date selected by the Plan Administrator which shall apply on a uniform basis to all Participants in the same circumstances. Notwithstanding the foregoing, if the value of the Participant's aggregate vested interest in his accounts under the Plan is not more than $3,500 upon his Severance from Service (or at the time of any prior distribution to him under the Plan), the Plan Administrator shall make an immediate single sum cash payment to such Participant in an amount equal to such value whether or not the Participant requests such distribution.
     Payment of such accounts shall be made as soon as practicable after the Trustee receives from the Plan Administrator such written notice of early distribution as shall be required by the Trustee.

     Notwithstanding the foregoing, any distributions made pursuant to this Section shall be subject to the requirements of Section 9.06.

     6.03 FORFEITURES.

          (a) If a Participant's Severance from Service from the Employer occurs prior to any of the dates referenced in Section 6.01(b), he shall forfeit the value of his Employer Account as of the Forfeiture Date. The value of such account shall be determined as of such Forfeiture Date and, except as provided in Article XII hereof, any amounts so forfeited by Participants shall be used to offset future Employer Matching Contributions under the Plan.

               (i) If such a Participant subsequently resumes employment with the Employer before incurring five (5) consecutive Breaks in Service, the amount previously forfeited from his Employer Account shall be restored to such account as soon as administratively practical after the Participant is reemployed. The Employer shall make an additional contribution to the Plan with respect to the Plan Year of such reemployment to the extent necessary to effect such restoration.

             (ii) If such a Participant subsequently resumes employment with the Employer after incurring five (5) consecutive Breaks in Service, any amounts previously forfeited shall not be restored.

          (b) If a fully vested Participant incurs a Severance from Service from the Employer and he subsequently resumes active employment with the Employer prior to receiving a distribution of his Employer Account, such Participant shall continue to be fully vested in such account on his date of reemployment.

                           ARTICLE VII

         DISTRIBUTIONS AT RETIREMENT, DEATH OR DISABILITY
         ------------------------------------------------

     7.01 DISTRIBUTIONS AT RETIREMENT. A Participant shall, as of his retirement on or after his Normal Retirement Date, be entitled to a distribution of his accounts. The value of his accounts for this purpose shall be determined as of a Valuation Date selected by the Plan Administrator which shall apply on a uniform basis to all Participants in the same circumstances.

     A Participant may elect to receive his account balances as an immediate single sum cash payment or as a series of substantially equal annual cash payments over a period of five (5) or ten (10) years. If no such election is filed, distribution will be made in an immediate single sum cash payment to the Participant. Payment of such account balances shall be made, or annual payments shall begin, as soon as practicable after the Trustee receives from the Plan Administrator such written notice of distribution as shall be required by the Trustee. In the event the Participant elects annual payments, his accounts shall be revalued at least annually to reflect the distributions made and any interest earned on his remaining account balances.

     Notwithstanding the foregoing, if the value of a Participant's aggregate vested interest in his accounts under the Plan is not more than $3,500 upon his Normal Retirement Date, or the date he incurs a Disability (whichever is applicable), or at the time of any prior distributions to him from the Plan, the Plan Administrator shall make an immediate single sum cash payment to such Participant in an amount equal to such value whether or not the Participant consents to such distribution.

     7.02 DISTRIBUTIONS UPON INCURRING DISABILITY. If a Participant should incur a Disability prior to his Normal Retirement Date, he may elect by written notice to the Plan Administrator to receive a distribution in accordance with Section
7.01 at any time after the date he incurs the Disability and prior to his Normal Retirement Date (provided he is then living). If no such election is filed, distribution will be made in accordance with Section 7.01 as of the disabled Participant's Normal Retirement Date. Notwithstanding the foregoing, distribution under this Section 7.02 shall not be made to a Participant who is receiving long term disability benefits under any long term disability plan maintained by the Employer or any Affiliated Company until the earlier of the Participant's Normal Retirement Date or the date such disability benefit payments cease.

     7.03 DISTRIBUTIONS AT DEATH.

          (a) If a Participant should die prior to distribution of his entire accounts under the Plan, any amount credited to his accounts as of his date of death (or the undistributed vested balance of his accounts in the case of a terminated or retired Participant) shall be paid in a single sum cash payment to his Beneficiary as soon as administratively practicable after the Valuation Date coincident with the date the Participant's death is reported to the Committee. If the Beneficiary is the Participant's surviving spouse, distribution shall be made within 90 days of the Participant's death if reasonably practicable, and otherwise as soon as administratively practicable. If the Participant had attained his Normal Retirement Date prior to his death, distribution shall be made no later than 60 days following the close of the Plan Year in which his death occurs.

          (b) Each Participant may designate, at such time and in such manner as the Committee shall prescribe, a Beneficiary or Beneficiaries to receive any amount distributable under the Plan after the death of the Participant. Notwithstanding the foregoing, a Participant's sole Beneficiary shall be his surviving spouse, if the Participant has a surviving spouse, unless the Participant has designated another Beneficiary with the written consent of such spouse (in which consent such Beneficiary is specified by name or class, and the effect of such consent is acknowledged) witnessed by a notary public or Plan representative. Any such consent shall be irrevocable. The Committee may, in its sole discretion, waive the requirement of spousal consent if the Committee is satisfied that the spouse cannot be located, or if the Participant can show by court order that he has been abandoned by the spouse within the meaning of local law, or if otherwise permitted under applicable regulations.

          (c) A Participant may, from time to time in such manner as the Committee shall prescribe, change his designated Beneficiary or Beneficiaries, but any such designation which has the effect of naming a person other than the surviving spouse as sole Beneficiary is subject to the spousal consent requirement of subsection (b) above.

          (d) If a Participant has failed effectively to designate a Beneficiary to receive the Participant's remaining account balances upon his death, or a Beneficiary previously designated has predeceased the Participant and no alternative designation has become effective, such account balances shall be distributed to any one or more of the surviving members of the Participant's relatives in the following order of preference: spouse, or in equal shares to his children, grandchildren, or parents, or his estate.

     7.04 LOANS TO PARTICIPANTS. Effective October 1, 1993, upon written application of an active Participant, the Committee may direct the Trustee to lend to the Participant such amount or amounts as the Committee may determine proper from the

Participant's accounts in the Plan (other than his Employer Account), provided that the aggregate amount of all outstanding loans from this Plan and from any other qualified plan maintained by the Employer or an Affiliated Company, including accrued interest thereon, shall not exceed the lesser of (a) $50,000, reduced by any loan repayment made during the one (1) year period ending on the day before the date such loan is made, (b) 50% of the Participant's vested interest in his accounts (determined at the time the loan is made), or (c) the Participant's total account balance less the Employer Account balance.

     Each loan to Participants shall meet the following requirements:

          (i) Loans shall be made available to all Participants on a reasonably equivalent basis.

          (ii) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants.

          (iii) Loans shall be evidenced by the promissory notes of the Participants, shall be adequately secured and shall bear a reasonable interest rate. No more than 50% of the vested portion of the Participant's accounts may be used as security for a loan.

          (iv) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan.

          (v) Each loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five (5) years from the date of the loan. If the loan is used to acquire any dwelling unit which within a reasonable time is to be used

     (determined at the time such loan is made) as a principal residence of the Participant, then the repayment period shall not extend beyond 15 years.

          (vi) The minimum loan amount shall be $1,000 and no Participant may have more than two (2) outstanding loans from this Plan and any other qualified plan maintained by the Employer or an Affiliated Company at any time.

          (vii) Each such loan shall be administered in accordance with the Plan's participant loan policy.

     Each such loan shall be deemed to be an investment made at the direction of such Participant and shall be credited to the separate investment account of the borrowing Participant. The Participant's accounts (other than his Employer Account) shall be reduced to the extent necessary to permit the establishment of a separate loan account for such Participant in the following order:
Tax-Deferred Account, Rollover Account and Voluntary Account. The reduction from the Investment Funds in each account shall be made on a pro rata basis. All interest and loan repayments, adjusted for administrative expenses, shall be credited to such Member's separate loan account. Amounts credited to such Member's separate loan account as a result of payments of interest and principal shall be credited to the Participant's accounts in the inverse order used to fund the loan and shall be reinvested as soon as practicable in the Plan's Investment Funds in accordance with the investment election of the Participant for new contributions currently on file with the Committee.

     If any part or all of the amount standing to one or more of the Participant's accounts under the Plan shall become distributable to such Participant or his Beneficiary while a loan to such Participant under this
Section 7.04 is outstanding, the Committee shall direct the Trustee to apply the amount of such distribution in payment of the entire outstanding loan principal, whether or not then due, and any interest theretofore accrued, before distributing the balance, if any, to the Participant or his Beneficiary.

                           ARTICLE VIII

                          ADMINISTRATION
                          --------------

     8.01 ALLOCATION OF RESPONSIBILITY. The Board of Directors of the Employer and the Plan Administrator shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan and the trust agreement. In general, the Board of Directors of the Employer shall have the sole responsibility for the appointment of the Retirement Committee. The Board of Directors of the Employer and the Plan Administrator shall each warrant that any directions given, information furnished or action taken shall be in accordance with the provisions of this Plan authorizing or providing for such direction, information or action.

     8.02 APPOINTMENT OF PLAN ADMINISTRATOR. The Plan shall be administered by a Retirement Committee which shall consist of three or more members. Such members shall be appointed by and serve at the pleasure of the Board of Directors of Grinnell Corporation. All usual and reasonable expenses of the Committee shall be paid by the Employer. Any members of the Committee who are Employees of the Employer shall not receive compensation with respect to their services on the Committee. Any such Employee member shall not be precluded from participating in this Plan, but shall not be permitted to make any decision or take any action with respect to his own participation in the Plan.

     Any action taken by the Committee shall be by majority rule of the members of the Committee. The Committee may delegate to any one of their number authority to sign documents on behalf of the Committee, or to perform ministerial acts, but no person to whom such authority is delegated shall perform any act involving the exercise of discretion without first obtaining the approval of the Committee. Any member of the Committee may resign at any time by providing the Board of Directors of Grinnell Corporation with written notice of his intent to resign. Such Board of Directors may remove any member of the Committee at any time by providing such member with written notification of his removal.

     8.03 CLAIMS PROCEDURE. The Plan Administrator shall make all determinations as to the right of any person to a benefit. Any denial by the Plan Administrator of the claim for benefits to a Participant, former Participant or Beneficiary under the Plan shall be stated in writing by it and delivered or mailed to the Participant, former Participant or Beneficiary; and such notice shall set forth the specific reasons for the denial, written to the best of its ability in a manner that may be understood without legal or actuarial counsel.

     Any person whose claim has been denied shall have the opportunity to appeal such denial by written notification to the Plan Administrator within 60 days following receipt of notice of denial. Within 60 days following receipt of such written appeal, the Plan Administrator shall transmit written notification of its decision regarding the appeal to said person, provided, however, that if the Plan Administrator determines a hearing shall be necessary, such 60 day period shall be extended to 120 days.

     8.04 RECORDS AND REPORTS. The Plan Administrator shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA, and governmental regulations issued thereunder relating to records of Participants' Service, benefits and the percentage of such benefits which are nonforfeitable under the Plan;

notifications to Participants; periodic registration with the Internal Revenue Service; and annual reports to the Internal Revenue Service and/or the Department of Labor.

     8.05 POWERS AND DUTIES OF THE PLAN ADMINISTRATOR.  The Plan
Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not limited to, the following:

          (a) To construe and interpret the Plan, decide all questions of eligibility and determine the amount and time of payment of any benefits hereunder;

          (b) To prescribe procedures to be followed by Participants, former Participants or Beneficiaries in filing applications for benefits;

          (c) To prepare and distribute, in such manner as it determines to be appropriate, information explaining the Plan;

          (d) To receive from the appropriate sources such information as shall be necessary for the proper administration of the Plan;

          (e) To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal counsel;

          (f) To select appropriate investment vehicles, including fixed interest contracts, to constitute the Investment Funds under the Trust for the investment of plan assets, to permit Participants to direct investment of their account balances in the Investment Funds, and to prescribe rules and procedures relating to such directed investment; and

          (g) To enter into any and all contracts, fixed interest contracts, and agreements for carrying out the terms of the Plan and the administration thereof, to select the Investment Funds available under the Trust and to do all acts as the Plan

     Administrator, in its sole discretion, may deem necessary or appropriate, and all such contracts, agreements, and acts shall be binding and conclusive on the parties hereto and on the Employees involved.

     Except as provided by Section 10.02, the Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

     8.06 RULES AND DECISIONS. The Plan Administrator may adopt such rules as it deems necessary, desirable, or appropriate. All rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the legal counsel of the Employer, the insurance company, or the Trustee.

     8.07 AUTHORIZATION OF BENEFIT PAYMENTS. The Plan Administrator shall issue directions to the appropriate party, including the Trustee, concerning the payment of all benefits which are to be paid from the assets of the Plan, and warrants that all such directions are in accordance with the provisions of this Plan.

     8.08 APPLICATION AND FORMS FOR BENEFITS. The Plan Administrator may require a Participant or Beneficiary to complete and file with it an application for benefits and all other forms approved by it and furnish all pertinent information requested by it, including the Participant's or Beneficiary's current mailing address.

     8.09 FACILITY OF PAYMENT. Whenever, in the Plan Administrator's opinion, a person entitled to receive any benefit hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may cause payments otherwise payable to such person to be made to such person's legal representative for his benefit. Any payment of benefits in accordance with the provisions of this Section 8.09 shall be a complete discharge of any liability for the making of such payment under the provisions of this Plan. In the event that a person entitled to receive any benefit hereunder cannot be located after reasonable efforts of the Plan Administrator, such person's benefit shall be forfeited, and shall be reapplied in such a way as to offset future Employer Matching Contributions under this Plan; provided, however, that if such person subsequently files a claim for benefit with the Plan Administrator, such benefit shall be restored (by a special Employer contribution) to the value previously forfeited.

     8.10 COMPENSATION OF PLAN ADMINISTRATOR AND PLAN EXPENSES.
The Plan Administrator shall serve without compensation for services as such, but all expenses of the Plan Administrator in administering the Plan shall constitute a charge upon the Trust, unless paid by the Employer in its sole discretion. Such expenses shall include any expenses incident to the functioning of the Plan and Trust, including, but not limited to, attorneys' fees, fidelity bonding, accounting and clerical charges, trustee fees, plan investment costs, recordkeeping fees, consultants' fees and other costs of administering the Plan and Trust.

     8.11 INDEMNIFICATION. The Employer shall indemnify and hold harmless each member of the Committee from and against any and all claims, losses, damages, expenses (including reasonable attorneys' fees approved by the Employer) and liability (including any reasonable amounts paid in settlement with the Employer's approval) arising from any act or omission of such member, except when the same is judicially determined to be due to the willful misconduct of such member.

                            ARTICLE IX

                          MISCELLANEOUS
                          -------------

     9.01 NONGUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

     9.02 RIGHTS OF EMPLOYEES AND BENEFICIARIES.  No Employee or
Beneficiary shall have any right to or interest in any assets of the Plan upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee or Beneficiary out of such assets. All payments of benefits as provided for in this Plan shall be made solely out of Plan assets.

     9.03 NONALIENATION OF BENEFITS. Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void; and the Plan assets shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder; provided, however, that nothing herein shall restrict or prohibit the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a "qualified domestic relations order" (within the meaning of Sections 401(a)(13)(B) and 414(p) of the Code).

     9.04 DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS. In the event of permanent discontinuance of contributions to the Plan by the Employer, the accounts of all Participants shall, as of the date of such discontinuance, become fully vested.

     9.05 REVERSION TO EMPLOYER. The Employer has no beneficial interest in the Plan assets and no part of the Plan assets shall ever revert or be repaid to the Employer, directly or indirectly, except that

          (a) if a contribution is made by the Employer to the Plan by mistake of fact, such contribution may be returned to the Employer within one (1) year from the date the contribution is made, or

          (b) if the Employer is denied a Federal income tax deduction with respect to all or any portion of its contribution to the Plan, such contribution (to the extent disallowed) shall be returned to the Employer within one (1) year from the date of disallowance, it being the intent that all contributions to the Plan by the Employer shall be so deductible.

     9.06 COMMENCEMENT AND TIMING OF DISTRIBUTIONS.

          (a) Any distribution to be made under this Plan to any Participant shall be made no later than the 60th day following the close of the Plan Year in which the Participant reaches his Normal Retirement Date or terminates employment, whichever is later.

          (b) Any distribution to be made under this Plan to a Participant shall begin no later than the April 1 following the close of the calendar year in which such Participant attains age 70-1/2 (the "Required Beginning Date").

          (c) If the value of a terminated Participant's aggregate vested interest in his accounts exceeds $3,500, distribution may not be made to such Participant without his written consent. Distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that (i) the Plans Adminstrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and (ii) the Participant, after receiving the notice, affirmatively elects a distribution. A Participant may also choose to delay the receipt of his distribution but in no event shall a distribution commence later than his Required Beginning Date. The value of the Participant's accounts subject to distribution pursuant to this Section 9.06 shall be determined as of a Valuation Date selected by the Plan Administrator which shall apply on a uniform basis to all Participants in the same circumstances.

          (d) Notwithstanding any other provision of the Plan, a Participant's Tax-Deferred Account and Voluntary Account shall not be distributable prior to his separation from service, Disability, death or attainment of age 59-1/2, except (i) in cases of hardship as provided in Section 5.01 of the Plan, (ii) upon termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), (iii) upon disposition by the Employer or an Affiliated Company of substantially all of the assets used by such corporation in a trade or business, in the case of a Participant who continues employment with the corporation acquiring such assets, or (iv) disposition by an Employer or Affiliated Company of such corporation's interest in a subsidiary, with respect to a Participant who continues employment with such subsidiary. No distribution shall be authorized by clauses (ii), (iii) or (iv) above, unless the distribution qualifies as a "lump sum distribution" within the meaning of section 401(k)(10)(B) of the Code.

          (e) In the event a Participant dies before his Required Distribution Date, his entire interest shall be paid to his Beneficiary in a lump sum no later than December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death; provided, however, that if the Beneficiary is the Participant's spouse, the spouse may elect an annuity form of payment which shall commence no later than December 31 of the calendar year in which the Participant would have attained age 70 1/2.

     If a Participant dies on or after his Required Distribution Date, the Participant's remaining interest in the Plan shall be distributed at least as rapidly as under the method of distribution being used as of the date of death.

          (f) If, and to the extent that, any portion of a Participant's vested account balances is payable to a former spouse or dependent pursuant to a qualified domestic relations order within the meaning of Sections 401(a)(13)(B) and 414(p) of the Code, the provisions of said order shall govern the distribution thereof. Such an order may provide for payments to a former spouse or dependent even though the Participant is still employed by the Employer or is otherwise not eligible for the distribution of benefits under the Plan.

     9.07 JURISDICTION. This Plan shall be construed in accordance with the laws of the jurisdiction of the State of New Hampshire except to the extent to which said laws are superseded by Federal law.

     9.08 LEASED EMPLOYEES. A "leased employee" shall receive credit for Hours of Service and years of Service for the entire period during which he is a leased employee of the Employer as if he were an Employee of the Employer; provided, however, that a leased employee shall not be an Eligible Employee for purposes of participation in the Plan as long as he remains a leased employee. For purposes of this Section 9.08, the term "leased employee" means any person
(a) who is not an Employee of the Employer and (b) who pursuant to an agreement between the Employer and any other person (a "leasing organization") has performed services for the Employer of a type historically performed by employees in the business field of the Employer on a substantially full-time basis for a period of at least one (1) year. Notwithstanding the foregoing, if leased employees constitute less than 20% of the Employer's non-highly compensated work force within the meaning of Section 414(n)(5) of the Code, a person who is covered by a money purchase pension plan maintained by the leasing organization which provides a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, immediate participation and full and immediate vesting shall not be considered a "leased employee."

                            ARTICLE X

                AMENDMENTS AND ACTION BY EMPLOYER
                ---------------------------------

     10.01 AMENDMENTS. The Employer reserves the right to make from time to time any amendment or amendments to this Plan which do not cause any part of the assets of the Plan to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries; provided, however, that the Employer may make any amendment it determines necessary or desirable, with or without retroactive effect, to comply with the requirements of the Code or of any other pertinent provision of Federal or State law, or any regulation or ruling of any duly constituted authority in connection therewith.

     10.02 ACTION BY EMPLOYER. Any action by the Employer under this Plan may be made by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action. Each Employer hereunder shall have and exercise all the rights, powers and duties thereof with respect to the Plan as applied to itself and its employees and those assets of the Plan which represent accounts of Participants employed by it. Each Employer hereby delegates all such rights and powers including amendment or termination of the Plan, to the Plan Administrator, acting alone, except as such Employer may exercise the same for itself.

                            ARTICLE XI

                  SUCCESSOR EMPLOYER AND MERGER
                    OR CONSOLIDATION OF PLANS
                   ---------------------------

     11.01 SUCCESSOR EMPLOYER. In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Employer under the Plan.

     11.02 PLAN ASSETS. In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Plan to, another plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of this Plan applicable to such Participants shall be transferred to the other plan only if

          (a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

          (b) resolutions of the Board of Directors of the Employer under this Plan, or of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participant's inclusion in the new employer's plan; and

          (c)  such other plan is qualified under Section 401(a) of the Code.

                           ARTICLE XII

                         PLAN TERMINATION
                         ----------------

     12.01 RIGHT TO TERMINATE. In accordance with the procedures set forth in this Article, the Employer may terminate the Plan at any time. In the event of the dissolution, merger, consolidation or reorganization of the Employer, the Plan shall terminate and, subject to Section 9.06(e) of the Plan, the Plan assets shall be liquidated unless the Plan is continued by a successor to the Employer in accordance with Section 11.01.

     12.02 PARTIAL TERMINATION. Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Plan Administrator shall allocate and segregate for the benefit of the Employees then or theretofore employed by the Employer with respect to which the Plan is being terminated the proportionate interest of such Participants in the Plan assets. The assets so allocated and segregated shall be used by the Plan Administrator to pay benefits to or on behalf of Participants in accordance with
Section 12.03.

     12.03 LIQUIDATION OF THE PLAN. Upon termination or partial termination of the Plan, the accounts of all Participants affected thereby shall become fully vested, and the Plan Administrator shall, subject to the provisions of the immediately following paragraph, cause the assets remaining in the Plan, including any forfeitures which shall not have been applied to reduce Employer Matching Contributions hereunder, to be allocated to the remaining Participants and Beneficiaries in proportion to their respective Employer Account balances.

     In the event that any service charges assessed under this Plan are due and unpaid as of such Plan termination date, the payment of such charges shall be satisfied (a) by deducting the required amount from any then unallocated Plan assets, and/or, if such Plan assets are insufficient to pay the full required amount, (b) by deducting a pro-rata share of the amount remaining to be paid from each Participant's Employer Account (if necessary).

     12.04 MANNER OF DISTRIBUTION. Upon termination of the Plan, the Plan Administrator shall direct the Trustee to make distributions to the Participants or other person or persons entitled thereto in accordance with the provisions of
Article VII, provided, however, that, subject to the provisions of Section 9.06(d) of the Plan, the Plan Administrator may proceed with such distributions at any time after such termination but prior to the time the Participants would otherwise become entitled thereto under the Plan.

                           ARTICLE XIII

                DISCHARGE OF DUTIES BY FIDUCIARIES
                ----------------------------------

     The Board of Directors of the Employer and the Plan Administrator and any other person who, by reason of his involvement in and under this Plan, shall be deemed to be a fiduciary within the meaning of Title I, Section 3(21) of ERISA, shall discharge their Plan related duties and responsibilities solely in the interest of the Participants and their Beneficiaries and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                           ARTICLE XIV
                       TOP-HEAVY PROVISIONS
                       --------------------

     14.01 GENERAL RULE. For any Plan Year for which this Plan is a "top-heavy plan" as defined in Section 14.06 below, any other provisions of this Plan to the contrary notwithstanding, this Plan shall be subject to the following provisions

          (1)  The vesting provisions set by Section 14.02.

          (2)  The minimum benefit provisions set by Section 14.03.

          (3)  The adjustment to the combined plan limit set by Section 14.04.

     14.02 VESTING PROVISIONS. Each Participant who has completed the number of Years of Service specified in the following table shall have a nonforfeitable right to the percentage of his Employer Account under this Plan correspondingly specified in the following table:

          Years of                 Percentage of
          Service             Nonforfeitable Benefit
          -------             ----------------------

            2                       20%
            3                       40%
            4                       60%
            5                      100%

     14.03 MINIMUM BENEFIT PROVISIONS. Each Participant who is a non-key employee (as defined in Section 14.07 below) shall be entitled to an Employer contribution for such Plan Year that shall be not less than three percent (3%) of the Participant's compensation (as determined under Section 415 of the Code) up to the compensation limitation for the Plan Year. Tax-Deferred Contributions and Employer Matching Contributions may not be used to satisfy the minimum benefit requirement of this Section 14.03.

     14.04 ADJUSTMENT TO COMBINED PLAN LIMIT. In determining the defined benefit plan fraction and the defined contribution plan fraction under
Section 4.04 above, the number 1.0 shall be substituted for the number 1.25 each place it appears in said Section.

     14.05 TOP-HEAVY PLAN DEFINITION. This Plan shall be a "top-heavy plan" for any Plan Year if, as of the determination date (as defined in subparagraph (a) below), the present value of the accounts under the Plan for Participants (including former Participants) who are "key employees" (as defined in Section
14.06 below) exceeds 60% of the sum of the accounts under the Plan for all Participants (excluding the accounts of former "key employees" and of employees who have not performed any services for the Employer at any time during the five-year period ending on the determination date) or if this Plan is required to be in an aggregation group (as defined in subparagraph (b) below) which for such Plan Year is a top-heavy group (as defined in subparagraph (c) below).

          (a) "Determination date" means for any Plan Year the last day of the immediately preceding Plan Year.

          (b) "Aggregation group" means the group of plans, if any, that includes the group of plans that are required to be aggregated and, if the Plan Administrator so elects, the group of plans that are permitted to be aggregated.

               (i) The group of plans that are required to be aggregated (the "required aggregation group") includes:

                    (A) each plan (including each terminated plan) of the Employer and of Affiliated Companies in which a "key employee" is a Participant, and

                    (B) each other plan (including each terminated plan) of the Employer and of Affiliated Companies which enables a plan in which a Key Employee is a Participant to meet the requirements of either
          Section 401(a)(4) or Section 410 of the Code.

          (ii) The plans that are permitted to be aggregated (the "permissive aggregation group") includes any plan that is not part of the "required aggregation group" that the Plan Administrator certifies as constituting a plan within the "permissive aggregation group." Such plans may be added to the "permissive aggregation group" only if, after the addition, the "aggregation group" as a whole continues to meet the requirements of both
     Section 401(a)(4) and Section 410 of the Code.

          (c) "Top-heavy group" means the "aggregation group," if as of the applicable determination date, the sum of the present value of the accrued benefits for "key employees" under all defined benefit plans included in the "aggregation group" plus the aggregate of the accounts of "key employees" under all defined contribution plans included in the "aggregation group" exceeds 60% of the sum of the present value of the accrued benefits for all employees under all such defined benefit plans plus the aggregate accounts for all employees under such defined contribution plans (excluding the accrued benefit and accounts of former "key employees" and of employees who have not performed any services for the Employer at any time during the five-year period ending on the determination date.)

          (d) In determining whether this Plan constitutes a "top-heavy plan," the Plan Administrator shall follow the rules set forth in Section 416 of the Code and regulations pertaining thereto.

     14.06 KEY EMPLOYEE.  The term "key employee" means any Participant
(and any Beneficiary of a Participant) under this Plan who is a "key employee" as determined in accordance with Section 416(i)(1) of the Code.

     14.07 NON-KEY EMPLOYEE. The term "non-key employee" means any Employee (and any Beneficiary of an Employee) who is a "non-key employee" as determined in accordance with Section 416(i)(2) of the Code.

     14.08 CHANGE FROM TOP-HEAVY STATUS. In the event the Plan should become a "top-heavy plan" for a Plan Year and subsequently revert to a plan which is not top-heavy, subparagraphs (a) and (b) below shall apply:

          (a) The change from a "top-heavy plan" to a plan which is not top-heavy shall not reduce a Participant's nonforfeitable right to any amount previously credited to his Employer Account under the Plan, and any Participant who has completed three (3) or more years of Service at the time the Plan reverts to a plan which is not top-heavy shall continue to have his nonforfeitable right to benefits under the Plan determined in accordance with
Section 14.02 above.

          (b) The change from a "top-heavy plan" to a plan which is not top-heavy shall not reduce a Participant's account balances.

                            ARTICLE XV

                         DIRECT ROLLOVERS
                         ----------------

     15.01 APPLICATION OF THIS ARTICLE. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution from the Plan paid directly to an Eligible Retirement Plan specified by the distributee in a Direct Rollover.

     15.02 DEFINITIONS. Whenever used in this Article or elsewhere in the Plan, the following words shall have the following meanings:

          (a) Eligible Rollover Distribution: An Eligible Rollover Distribution
              ------------------------------
is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b) Eligible Retirement Plan: An Eligible Retirement Plan is an
              ------------------------
individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the

Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (c) Distributee: A distributee includes an Employee or former
              -----------
Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d)  Direct Rollover:  A Direct Rollover is a payment by the Plan to
               ---------------
the Eligible Retirement Plan specified by the distributee.

     Executed this 14th day of November, 1994 by a duly authorized member of the
                   ----        --------
Retirement Committee.

                                   RETIREMENT COMMITTEE UNDER
                                   THE GRINNELL CORPORATION
                                   HOURLY RETIREMENT SAVINGS
                                   AND INVESTMENT PLAN



                                   By: /s/ John A. Helfrich
                                      ---------------------------

30194.b2